UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2020

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NLIGHT, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
5408 NE 88th Street, Building E Vancouver, Washington 98665
(Address of principal executive offices, and zip code)
(360) 566-4460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                                         Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2020, nLIGHT, Inc. (the "Company") announced its financial results for the three and nine months ended September 30, 2020. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 5, 2020 the Company also published earnings presentation slides related to the third quarter 2020 results for use in investor discussions. The presentation slides are furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included in Item 2 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 5, 2020, the Board of Directors (the “Board”) of nLIGHT, Inc. (the “Company”), upon recommendation from the Nominating and Corporate Governance Committee of the Board, appointed Camille Nichols as a Class I director, with a term expiring at the Company’s 2022 annual meeting of stockholders. The Board has not yet determined the committee(s) of the Board, if any, to which Ms. Nichols will be named.

On November 5, 2020, the Company issued a press release announcing the appointment of Ms. Nichols to the Board, which includes her biographical information and is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

No arrangement or understanding exists between Ms. Nichols and any other person pursuant to which she was selected as a director. Furthermore, there are no transactions between Ms. Nichols or any member of her immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K.

Ms. Nichols will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s proxy statement for its 2020 annual meeting of stockholders filed with the Securities and Exchange Commission on April 21, 2020, in the section titled “Outside Director Compensation Policy.” On November 5, 2020, in connection with her appointment to the Board as a non-employee director and pursuant to the Company’s 2018 Equity Incentive Plan, Ms. Nichols received an automatic grant of restricted stock units covering a number of shares of the Company’s common stock having a fair market value equal to $120,000. The restricted stock units vest annually over three years from the date of grant.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Earnings Release issued by nLIGHT, Inc. on November 5, 2020
99.2	Earnings Presentation slides dated November 5, 2020
99.3	Press Release dated November 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)
Date:	November 5, 2020
		By:	/s/ RAN BAREKET
Ran Bareket
Chief Financial Officer